UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 9, 2022

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	(207)	773-8171

Not Applicable
(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2022, the Board of Directors (the “Board”) of WEX Inc. (the “Company”) approved an amendment and restatement of the Company’s By-Laws (as amended, the “Amended and Restated By-Laws”), effective as of such date.

The Amended and Restated By-Laws address the universal proxy rules under Rule 14a-19 of the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), by, among other things, providing that any stockholder and/or beneficial owner submitting a nomination notice must make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than WEX nominees in accordance with Rule 14a-19. The Amended and Restated By-laws also require that a stockholder and/or beneficial owner who has delivered a notice of nomination in accordance with Rule 14a-19, upon the Company’s request, shall, not later than five business days prior to the date of the applicable meeting, deliver to the Company reasonable evidence that such stockholder and/or beneficial owner has met and complied with all of the requirements of the Amended and Restated By-Laws and of Rule 14a-19. Furthermore, the Amended and Restated By-Laws have also been updated to allow the Company to request certain information regarding any proposed director nominee and request that a director nominee interview with the Board or one of the Board's committees.

Additionally, consistent with recent updates to Delaware law, the Amended and Restated By-laws remove the requirement that the list of stockholders entitled to vote at a stockholder meeting be available for review during such meeting. Also, following a recent New York Stock Exchange Listed Company Manual amendment, the Amended and Restated By-Laws were amended to provide that, other than for the election of directors, “abstentions” and “broker non-votes” are not counted as votes for or against questions brought before the stockholders.

The above description is qualified in its entirety by reference to the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
3.2	Amended and Restated By-Laws of WEX Inc., effective December 9, 2022.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 13, 2022                WEX Inc.
By:     /s/ Hilary Rapkin
Name:    Hilary Rapkin
Title:    Chief Legal Officer